Exhibit 10.1

VOTING AGREEMENT

This Voting Agreement (this “Agreement”), dated as of February 9, 2023, is entered into by and among Serrano Parent, LLC, a Delaware limited liability company (“Parent”), and ____________ (the “Stockholder”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, (i) Sumo Logic, a Delaware corporation (the “Company”), (ii) Parent and (iii) Serrano Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), will enter into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent;

WHEREAS, as of the date hereof, the Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of common stock, par value $0.0001 per share (the “Common Stock”), set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Owned Shares” (the “Owned Shares”); and

WHEREAS, as a condition to the willingness of Parent to enter into the Merger Agreement and as an inducement and in consideration therefor, Parent has required that the Stockholder agree, and the Stockholder has agreed, to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholder and Parent hereby agree as follows:

1. Agreement to Vote the Covered Shares. Beginning on the date hereof until the Termination Date (as defined below), at every meeting of the Company Stockholders, including any postponement, recess or adjournment thereof, or in any action by written consent, the Stockholder agrees to, and if applicable, to cause its controlled Affiliates to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy), or consents to be executed with respect to) all of the Owned Shares and any additional shares of Common Stock or other voting securities of the Company acquired by the Stockholder or its respective controlled Affiliates after the date hereof and prior to the Termination Date (collectively, and together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Merger, including any amended and restated Merger Agreement or amendment to the Merger Agreement that, in any such case, increases the Per Share Price or otherwise results in the terms of the Merger Agreement being more favorable to the Company Stockholders (in their capacity as such) than the Merger Agreement in effect as of the date of this Agreement (excluding, for avoidance of doubt, any adverse amendment), and (ii) the approval of any proposal to adjourn or postpone any Company Stockholder Meeting to a later date if the Company or Parent proposes or requests such postponement or adjournment in accordance with Section 6.4(b) of the Merger Agreement; and (b) against action, agreement or proposal that would reasonably be expected to prevent or materially impede or materially delay the consummation of the Merger (clauses (a) and (b) collectively, the “Supported Matters”).Nothing in this Agreement shall require the Stockholder to vote in any manner with respect to any amendment to the Merger Agreement or the taking of any action that would reasonably be expected to result in the amendment, modification or waiver of a provision of the Merger Agreement in a manner that (1) decreases the Per Share Price or changes the form of the consideration payable to Company Stockholders in the Merger; (2) imposes any restrictions or any additional conditions on the consummation of the Merger or the payment of the Per Share Price to Company Stockholders; or (3) extends the Termination Date. Beginning on the date hereof until the Termination Date, the Stockholder agrees to, and agrees to cause its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the Company Stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1) so that all of the Covered Shares will be counted for purposes of determining the presence of a quorum at such meeting, or otherwise cause the Covered Shares to be counted as present threat for purposes of establishing a quorum. For the avoidance of doubt, other than with respect to the Supported Matters, the Stockholder does not have any obligation to vote the Covered Shares in any particular manner and, with respect to such other matters (other than the Supported Matters), the Stockholder shall be entitled to vote the Covered Shares in its sole discretion.

2. Termination. This Agreement shall terminate automatically and without further action upon the earliest to occur of: (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time, (iii) the time that the Requisite Stockholder Approval has been obtained or (iv) the amendment of any term or provision of the Merger Agreement that reduces the Per Share Price or changes the form of consideration payable to the Company Stockholders pursuant to the Merger Agreement (such date, the “Termination Date”); provided that the provisions set forth in Sections 13 through 23 shall survive the termination of this Agreement; and provided further that, subject to the provisions set forth in Section 8.3(e)(ii) of the Merger Agreement, the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Willful Breach of this Agreement that may have occurred on or before such termination.

3. Certain Covenants of the Stockholder.

3.1 Transfers.

(a) Beginning on the date hereof until the Termination Date, the Stockholder hereby covenants and agrees that, except as expressly contemplated pursuant to this Agreement, (a) the Stockholder shall not, directly or indirectly (i) offer, sell, transfer, assign, exchange, pledge, hypothecate, encumber or otherwise dispose of (collectively, “Transfer”), or enter into any contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (iii) deposit any Covered Shares into a voting trust or grant any proxies or powers of attorney, or enter into a voting agreement, with respect to any Covered Shares that is inconsistent with this Agreement, or (iv) commit or agree to take any of the foregoing actions. Any Transfer in violation of this Section 3.1 shall be void ab initio.

(b) Notwithstanding anything herein to the contrary, the Stockholder may Transfer any Covered Shares (i) to any Affiliate, equityholder, partner or member of such Stockholder; (ii) for estate planning purposes or to any family member (including a trust for such family member’s benefit) of such Stockholder; (iii) to any charitable foundation or organization, including donor advised funds, in each case of the foregoing clauses (i) through (iii) so long as, prior to and as a condition to effectuating any such Transfer, the assignee or transferee agrees to be bound by the terms of this Agreement and executes and delivers to the parties hereto an agreement in form and substance reasonably satisfactory to Parent; (iv) pursuant to the settlement, exercise, termination or vesting of Company Equity-Based Awards or Company Options held by a Stockholder, including in order to (x) pay the exercise price of such Company Equity-Based Awards or Company Options or (y) satisfy taxes applicable thereto; (v) pursuant to, and in compliance with, a written plan that meets the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended; or (vi) to any Person if and to the extent required by any non-consensual Order, by divorce decree or by will, intestacy or other similar applicable Law.

4. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent as follows:

4.1 Due Authority. The Stockholder, if not a natural Person, is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. The Stockholder, if a natural Person, has the legal capacity to execute and deliver this Agreement, to execute, deliver, comply with and perform his or her obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby. The Stockholder has all requisite power and authority and, where applicable, has taken all corporate or other similar action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of the Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by the Stockholder of this Agreement. This Agreement has been duly executed and delivered by the Stockholder and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a legal, valid and binding agreement of the Stockholder enforceable against the Stockholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally.

4.2 No Conflict. The execution and delivery of, compliance with and performance by the Stockholder of this Agreement do not and will not (i) if the Stockholder is not a natural Person, conflict with or result in any violation or breach of any provision of the certificate of formation or operating agreement or similar organizational documents of the Stockholder, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Stockholder is entitled, under any Contract binding upon the Stockholder, or to which any of its properties, rights or other assets are subject or (iv) result in the creation of a lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Stockholder, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to materially impair the performance by the Stockholder of its obligations under this Agreement.

4.3 Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the performance of its obligations under this Agreement, except (a) as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” Laws, (b) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, (c) the applicable rules and regulations of the SEC or any applicable stock exchange or (d) as would not reasonably be expected to materially impair the performance by the Stockholder of its obligations under this Agreement.

4.4 Ownership of the Owned Shares. The Stockholder is, as of the date hereof, the record and/or beneficial owner of the Owned Shares, all of which are free and clear of any liens, other than those (a) created by this Agreement or arising under applicable securities Laws or (b) that would not reasonably be expected to materially impair such Stockholder’s performance of its obligations under this Agreement. As of the date hereof, the Stockholder does not own, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire shares of capital stock of the Company, in each case other than the Owned Shares or Company Equity-Based Awards or Company Options. As of the date hereof, the Stockholder has not entered into any binding agreement to transfer any Owned Shares.

4.5 Absence of Litigation. As of the date hereof, there is no legal action pending against, or, to the knowledge of the Stockholder, threatened against the Stockholder that would reasonably be expected to prevent or materially impair the ability of the Stockholder to perform its obligations under this Agreement.

4.6 Reliance by Parent and the Company. The Stockholder understands and acknowledges that Parent and the Company are entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement and the representations and warranties, covenants and obligations of the Stockholder contained herein. The Stockholder has had the opportunity to review this Agreement and the Merger Agreement and understands and acknowledges that the Merger Agreement governs the terms of the Merger and the other transactions contemplated thereby.

4.7 Finders Fees. No broker, investment bank, financial advisor or other person is entitled to any broker’s, finder’s financial adviser’s or similar fee or commission in connection with the transactions contemplated hereby based on arrangements made by or on behalf of the Stockholder, other than any such fee or commission that will be the sole responsibility of the Stockholder.

5. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholder as follows:

5.1 Due Authority. Parent is a legal entity duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of formation. Parent has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other corporate action by Parent or vote of holders of any class of the capital stock of Parent is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of Parent enforceable against Parent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally.

5.2 No Conflict. The execution, delivery and performance by Parent of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Merger and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent or similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Parent and any of its Subsidiaries are entitled, under any Contract binding upon Parent or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of Parent or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or materially impair the performance by Parent of its obligations under this Agreement.

6. Non-Survival of Representations, Warranties and Covenants. The representations, warranties and covenants contained herein shall not survive the Effective Time.

7. Waiver of Appraisal and Dissenter Rights and Certain Other Actions. The Stockholder hereby irrevocably and unconditionally waives, to the fullest extent of the Law, and agrees to cause to be waived and not to assert, any appraisal rights, any dissenter’s rights and any similar rights under Section 262 of the DGCL with respect to all of the Owned Shares with respect to the Merger and the transactions contemplated by the Merger Agreement.

8. Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Stock”, “Covered Shares”, and “Owned Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

9. Further Assurances. The Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Company may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement.

10. Directors and Officers. This Agreement shall apply to the Stockholder solely in the Stockholder’s capacity as the record holder or beneficial owner of the Covered Shares and not (if applicable) in the Stockholder’s capacity as a director, officer or employee of the Company or in the Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan. Notwithstanding any provision of this Agreement to the contrary, the Stockholder makes no agreement or understanding in this Agreement in the Stockholder’s capacity (if applicable) as a director or officer of the Company or any of its Subsidiaries and nothing in this Agreement shall (or shall require the Stockholder to attempt to) limit or restrict any actions or omissions of a director or officer of the Company, including the exercise of his or her fiduciary duties as a director or officer of the Company or in his or her capacity as a trustee or fiduciary of any employee benefit plan or prevent or be construed to create any obligation on the part of any director or officer of the Company or any trustee or fiduciary of any employee benefit plan from taking any action in his or her capacity as such director, officer, trustee or fiduciary.

11. Notices. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly delivered and received using one or a combination of the following methods: (i) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (iii) immediately upon delivery by hand; or (iv) on the date sent by email (except that notice given by email will not be effective unless either (A) a duplicate copy of such email notice is promptly given by one of the other methods described in this Section 11 or (B) the receiving Party delivers a written confirmation of receipt of such notice either by email or any other method described in this Section 11 (excluding “out of office” or other automated replies)). In each case, the intended recipient is set forth below:

if to the Stockholder to:

____________________________

____________________________

Attn:

Email:

if to Parent (prior to the Effective Time) to:

c/o Francisco Partners Management, L.P.

One Letterman Drive, Building C—Suite 410

San Francisco, CA 94129

Attention: Brian Decker; Evan Daar; Karl Shum; Legal Notices

Email:      decker@franciscopartners.com; daar@franciscopartners.com;

    shum@franciscopartners.com; legal@franciscopartners.com

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Attention: Edward J. Lee, P.C.

  Chelsea N. Darnell

Email:      edward.lee@kirkland.com

  chelsea.darnell@kirkland.com

and

Kirkland & Ellis LLP

555 California Street

San Francisco, California 94104

Attention: Sean Z. Kramer, P.C.

  Michele M. Cumpston

Email:      sean.kramer@kirkland.com

  michele.cumpston@kirkland.com

12. Interpretation. Section 1.3 of the Merger Agreement is hereby incorporated into this Agreement, mutatis mutandis.

13. Entire Agreement. This Agreement (along with the documents referenced herein) and the Merger Agreement collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.

14. No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

15. Governing Law; Waiver of Jury Trial. This Agreement is governed by and construed in accordance with the Laws of the State of Delaware. Each of the parties (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding arising out of or relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 11 or in such other manner as may be permitted by applicable Law, but nothing in this Section 15 will affect the right of any party to serve legal process in any other manner permitted by applicable Law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Chosen Courts in the event that any dispute or controversy arises out of or relates to this Agreement; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Chosen Court; (iv) agrees that any Legal Proceeding arising out of or relating to this Agreement will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding arising out of or relating to this Agreement in any court other than the Chosen Courts. Each of the parties agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.

16. Assignment; Successors. Other than as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

17. Enforcement. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions that are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (a) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement or to enforce specifically the terms and provisions hereof and (b) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, neither Parent nor the Stockholder would have entered into this Agreement. The parties hereto agree not to raise any objections to (i) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the other party and (ii) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the parties pursuant to this Agreement. Any party seeking an injunction or injunctions to prevent breaches (or threatened breaches) of this Agreement or to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. Each party agrees that it will use its reasonable best efforts to cooperate with the other party in seeking and agreeing to an expedited schedule in any litigation seeking an injunction or order of specific performance to attempt to fully resolve any dispute between the parties prior to the Termination Date.

18. Non-Recourse. This Agreement may only be enforced against, and any Legal Proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability to the Stockholder or Parent for any obligations or liabilities of any party under this Agreement or for any Legal Proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith.

19. Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

20. Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by electronic delivery, will be treated in all manners and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an electronic delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an electronic delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense.

21. Amendment; Waiver. This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance. No failure or delay on the part of a party in the exercise of any right or remedy hereunder shall impair such right or power or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right or power.

22. No Presumption Against Drafting Party. Parent and the Stockholder acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

23. No Agreement until Executed. It is the explicit understanding and intention of the parties hereto that this Agreement cannot be effective at any time prior to the approval of the Company Board, for purposes of any applicable anti-takeover Laws and regulations, and any applicable provision of the Amended and Restated Certificate of Incorporation of the Company, the Merger Agreement, the Voting Agreements and the transactions contemplated by the Merger Agreement, including the Merger.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

PARENT

SERRANO PARENT, LLC

By:
Name:
Title:

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

[STOCKHOLDER]

By:

[Signature Page to Voting Agreement]

Exhibit A

Owned Shares

Stockholder	Owned Shares